                          Pruco Life Insurance Company
                          Strategic Partners FlexElite


                         Supplement, dated July 3, 2003
                                       to
                          Prospectus, dated May 1, 2003


In the section of the prospectus entitled "What Investment Options Can I Choose", under the heading "Fixed Interest Rate Options," the prospectus states that "[f]or the one-year fixed rate option, the minimum guaranteed interest rate is between 1.5% and 3%, depending on your state's applicable law." In accordance with regulatory changes that have been adopted recently in a number of states, we are guaranteeing a minimum interest rate of less than 1.5% annually in certain states. Please talk to your agent and consult your contract for additional details.